SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 4, 1998
                -----------------------------------------------
                      (Date of earliest event reported)


                            BankAmerica Corporation
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             (Exact name of registrant as specified in its charter)


 Delaware                               1-7377                  94-1681731
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                       94104
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(Address of principal executive offices)      (Zip Code)


                                 (415) 622-3530
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             (Registrant's telephone number, including area code)

ITEM 5.  Other Events.
         ------------

              On March 4, 1998, BankAmerica Corporation ("BAC"), announced its intention to sell the consumer branch and small business operations of Bank of America Texas, N.A. Bank of America Texas operates 166 branches in the Dallas, Fort Worth, Austin, San Antonio and Houston markets. As of December 31, 1997, it had assets of $5.3 billion and deposits totaling $4.4 billion. BAC expects to commence the offering process in the near future, but it is too early to predict the exact timing or ultimate outcome of the process.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BANKAMERICA CORPORATION
                            -----------------------
                                  (Registrant)


Date:  March 4, 1998


                              By:  /s/ JOHN J. HIGGINS
                                   -------------------
                                       John J. Higgins
                                       Executive Vice President
                                       and Chief Accounting Officer